UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2006

BROADBAND WIRELESS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-08507	74-1441442
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

8290 West Sahara
Suite 270
Las Vegas, Nevada	89117
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 314-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 27, 2006, Keith McAllister resigned as a Director of the Registrant. Mr. McAllister’s resignation is not the result of any disagreement with the Registrant or its management.

On February 28, 2006, Dr. Ronald Tripp resigned as a Director of the Registrant. Dr. Tripp’s resignation is not the result of any disagreement with the Registrant or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BROADBAND WIRELESS INTERNATIONAL

CORPORATION

By:/s/ Michael Williams

Michael Williams, CEO

Date: April 12, 2006

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